                               D O D G E & C O X

                                 Balanced Fund
--------------------------------------------------------------------------------


                                  Dodge & Cox
                              Investment Managers
                                   35th Floor
                               One Sansome Street
                                 San Francisco
                                California 94104
                                 (415) 981-1710

                            For Fund literature and
                           information, please call:
                                 (800) 621-3979

--------------------------------------------------------------------------------

                    This report is submitted for the general
                  information of the shareholders of the Fund.
                 The report is not authorized for distribution
                  to prospective investors in the Fund unless
                 it is accompanied by an effective prospectus.

--------------------------------------------------------------------------------


                               D O D G E & C O X

--------------------------------------------------------------------------------
                                 Balanced Fund

                                Established 1931

--------------------------------------------------------------------------------




                               66th Annual Report
                               December 31, 1996

                                     1996

                               D O D G E & C O X

================================================================================

                                 Balanced Fund


Fellow Shareholders
--------------------------------------------------------------------------------

Following its strong performance in 1995, the Dodge & Cox Balanced Fund achieved a total return of 14.8% in 1996. This result compares with 1996 returns for the Standard & Poor's 500 Index (S&P 500) of common stocks of 23.0% and for the Lehman Brothers Aggregate Bond Index (LBAG) of 3.6%. Returns for longer time periods are presented on page 3 of this report.

The net asset value of the Fund increased during the year from $54.60 to $59.82. In addition, the Fund made distributions totaling $1.99 per share from net investment income and $0.69 per share from net realized capital gains.

At year-end 1996, the Balanced Fund's total net assets were $3.6 billion. Approximately 55% of the Fund was invested in stocks, 36% in fixed income securities and 9% in cash equivalents. This cash position was modestly higher than during the year due to several large subscriptions that took place on the last day of the year.

Another Strong Year for Equities

The bull market in U.S. equities continued in 1996 as the economy grew modestly and inflation remained low. Gross domestic product expanded at a 2.9% annual rate in the first three quarters of 1996, compared to 2% growth in 1995. The inflation rate rose only slightly with the consumer price index posting a 3.3% increase for 1996, but the "core inflation" rate, which excludes food and energy, was the lowest since 1965. This economic environment proved to be quite positive for common stocks, as corporate earnings grew at an estimated 8% pace and price-to-earnings multiples expanded.

The equity portion of the Balanced Fund slightly outperformed the S&P 500 in 1996. Strong contributors in the Fund's portfolio were holdings in the banking, retailing, energy and consumer products industries. Among the largest individual stock contributors to the Fund's return in 1996 were IBM, Dayton-Hudson and American Express. Five bank stocks had total returns greater than 30%, led by BankAmerica and Citicorp.

Equity holdings that did not perform well in 1996 included those in the consumer durables (e.g., appliances and autos), industrial commodities, business services and electric utility industries. The Fund's investments that registered the weakest performance included Digital Equipment, R.R. Donnelley, Nordstrom and Whirlpool.

Rising Interest Rates Constrain Bonds

Despite the relatively benign inflation environment, interest rates rose quickly in the first half of 1996, fueled by concerns about resurgence in economic growth and the possibility of Federal Reserve Board tightening of short-term rates. After pulling back slightly later in the year, interest rates still ended 1996 higher across the maturity spectrum - from year-end 1995 to 1996, two-year U.S. Treasury rates rose from 5.15% to 5.87%, while thirty-year U.S. Treasury rates rose from 5.95% to 6.64%. As a result, the price of most fixed income securities declined. However, this price decline was more than offset by the stream of income from bonds, creating a modest positive total fixed income return in 1996.

In this challenging environment for fixed income securities, the bond portion of the Fund slightly outperformed the LBAG. Below we have highlighted the primary factors that impacted relative performance last year:

     . Emphasis on mortgage-related securities. Over 40% of the Fund's bond portfolio was invested in various types of mortgage-backed securities, compared to 30% for the LBAG. These issues performed well relative to other fixed income securities.

     . A higher-than-market yield. This differentiating characteristic of the Fund's fixed income portfolio helped modestly to offset the price decline in bonds.

     . A longer-than-market duration. Compared to the LBAG, a relatively high percentage of the Fund's bond portfolio was in longer-maturity bonds, leading to a longer portfolio duration (a measure of a portfolio's price sensitivity to changes in interest rates) for the Fund. This longer duration meant that the general rise in interest rates negatively impacted the Fund's relative performance.

================================================================================

                              D O D G E  &  C O X

================================================================================

                                 Balanced Fund


Equity Philosophy:  Long-term "Bottom Up" Approach

Because we invest with a long-term investment horizon, it is critical that we develop an understanding of the key factors that we believe will affect an individual company's business fortunes. This analysis, along with our assessment of the company's relative and absolute value, are the primary elements of our investment approach. To provide insight into how we invest your money, we highlight Sony Corporation, a new equity holding established in the Fund during 1996. Please note that this company is discussed as an example of our research and investment process, not because we believe it is necessarily more attractive than the Fund's other investments.

     . Sony is a world leader in the consumer electronics and entertainment industries. The Sony brand name is among the world's most respected and recognizable. The widely-publicized problems at the company's film studio have drawn attention away from Sony's core consumer electronics franchise and its profitable music and television businesses. This has helped push its stock valuation to near-historic lows. Our analysis suggests that new digital products should re-vitalize growth and margins in the consumer electronics business. As management takes steps to turn the film business around, we believe investors should begin to appreciate the strength of the company's worldwide market presence and growth prospects.

Consistent Fixed Income Portfolio Strategies

Similar to our equity approach, Dodge & Cox's fixed income philosophy is oriented to the long-term and focused on fundamental research. We seek to build a diversified, high quality fixed income portfolio, with a higher yield-to-maturity than the bond market as a whole. To this end, we continue to emphasize mortgage-related securities and corporate bonds relative to their respective weightings in the LBAG. We carefully analyze the credit quality, structure and other terms of each individual bond purchased in the Fund, as well as its effect on the overall portfolio.

Our focus in the mortgage area is on securities that exhibit relatively stable cash flows over a wide range of interest rate scenarios. Within the corporate sector, which represents nearly 35% of the bond portion of the Fund, we purchased new issues of Lockheed Martin, Ralston Purina and Walt Disney in 1996. These issuers are all strong competitors within their respective industries, capable of consistently generating the cash flow necessary to service their debt obligations.

In Closing, A Word of Caution

As we look forward to 1997 and beyond, we see few signs of excesses which could lead to a recession in the U.S. economy, in spite of the fact that it is in the sixth year of expansion. The ascendancy of free market economies around the world is leading to growth opportunities for many global companies. However, a great deal of this good news has already been incorporated into stock prices. Therefore, we believe future returns in stocks are unlikely to equal the relatively high returns of the past few years. However, low inflation and continued worldwide economic growth should foster an environment for reasonable long-term returns from equities.

In the context of the Fund's asset allocation, our words of caution mean that we believe the gap between equity and fixed income returns will be more narrow in the future. Although we believe that stocks will outperform bonds over the long-term, the steady stream of current income provided by fixed income securities is an integral part of the rationale for balanced fund investment.

Thank you for your continued confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and suggestions.

                                 For the Board of Trustees,

                                 /s/ Harry R. Hagey

January 24, 1997                 Harry R. Hagey, Chairman

================================================================================

                              D O D G E  &  C O X

================================================================================

                                 Balanced Fund

    20 Years of Investment Performance
    ----------------------------------

    Comparison of change in value of a $10,000 investment in the Dodge & Cox Balanced Fund, the Standard & Poor's 500 Composite Stock Price (S&P 500) Index, the Lehman Brothers Aggregate Bond (LBAG) Index and a Combined Index (a blend of the S&P 500 (60%) and the LBAG (40%) Indices)


                           [LINE GRAPH APPEARS HERE]

          Dodge & Cox           S & P 500       LBAG       Combined
Year     Balanced Fund            Index         Index        Index
------------------------------------------------------------------------
 76          10,000               10,000       10,000        10,000
 77           9,674                9,281       10,303         9,685
 78          10,256                9,873       10,447        10,134
 79          11,640               11,715       10,648        11,329
 80          14,160               15,509       10,936        13,639
 81          13,800               14,695       11,621        13,544
 82          17,406               17,860       15,413        17,089
 83          20,345               21,893       16,703        19,956
 84          21,305               23,272       19,234        21,949
 85          28,229               30,668       23,490        28,089
 86          33,539               36,390       27,072        33,036
 87          35,947               38,305       27,822        34,906
 88          40,099               44,667       30,014        39,469
 89          49,329               58,813       34,378        49,235
 90          49,793               56,978       37,459        50,124
 91          60,110               74,339       43,452        62,544
 92          66,464               79,996       46,668        67,281
 93          77,065               88,060       51,218        74,004
 94          78,599               89,222       49,722        73,756
 95         100,622              122,743       58,911        95,613
 96         115,447              150,925       61,037       109,917
-------------------------------------------------------------------------


Average annual total return for periods ended December 31, 1996        1 Year   5 Years   10 Years   20 Years
--------------------------------------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                                               14.75%   13.95%    13.16%     13.01%
Combined Index                                                          14.96    11.95     12.78      12.74
S&P 500 Index                                                           22.96    15.21     15.29      14.54
LBAG Index                                                               3.61     7.03      8.47       9.47

The chart covers the period from January 1, 1977 to December 31, 1996. It compares a $10,000 investment made in the Dodge & Cox Balanced Fund to $10,000 investments made in the Standard & Poor's 500 Composite Stock Price (S&P 500) Index, the Lehman Brothers Aggregate Bond (LBAG) Index and a Combined Index. The Fund's total returns include the reinvestment of dividend and capital gains distributions. The S&P 500 Index is a broad-based, unmanaged measure of common stocks. The LBAG Index is a broad-based, unmanaged measure of U.S. dollar-denominated investment grade rated securities, including U.S. Government, corporate, asset-backed and mortgage-backed issues. The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 Index and 40% of the LBAG Index. The Fund may, however, invest up to 75% of its total assets in stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

================================================================================

                               D O D G E & C O X

================================================================================

                                 Balanced Fund


Selected data and ratios for a share outstanding throughout each year


Financial Highlights                                                             Year Ended December 31,
--------------------------------------------------------------------------------------------------------
                                                           1996        1995       1994     1993     1992
Net asset value, beginning of year .................      $54.60      $45.21     $46.40   $42.44   $40.09
Income from investment operations:
Net investment income ..............................        1.98        1.90       1.76     1.66     1.72
Net realized and unrealized gain (loss) ............        5.92       10.58       (.83)    5.03     2.43
                                                         -------     -------    -------  -------  -------
Total income from investment operations ............        7.90       12.48        .93     6.69     4.15
                                                         -------     -------    -------  -------  -------
Distributions:
Dividends from net investment income ...............       (1.99)      (1.90)     (1.76)   (1.66)   (1.72)
Distributions from net realized gain on investments.        (.69)      (1.19)      (.36)   (1.07)    (.08)
                                                         -------     -------    -------  -------  -------
Total distributions ................................       (2.68)      (3.09)     (2.12)   (2.73)   (1.80)
                                                         -------     -------    -------  -------  -------
Net asset value, end of year .......................      $59.82      $54.60     $45.21   $46.40   $42.44
                                                         =======     =======    =======  =======  =======

Total return .......................................       14.75%      28.02%      1.99%   15.95%   10.56%

Ratios/Supplemental Data:
Net assets, end of year (millions) .................      $3,630      $1,800     $  725   $  487   $  269
Ratio of expenses to average net assets ............         .56%        .57%       .58%     .60%     .63%
Ratio of net investment income to average net assets        3.60%       3.85%      3.94%    3.67%    4.27%
Portfolio turnover rate ............................          17%         20%        20%      15%       6%
Average commission rate paid* ......................      $.0500

* Represents the average commission rate paid per share on securities transactions for which commissions were charged. Disclosure is required by the S.E.C. beginning in 1996.


The Fund's Ten Largest Stock Holdings        As of December 31, 1996
---------------------------------------------------------------------
                                               % of Fund
                                               ---------
Dayton-Hudson Corp. ............................  1.6
General Motors Corp. ...........................  1.6
International Business Machines Corp. ..........  1.5
American Express Co. ...........................  1.5
Citicorp .......................................  1.4
Digital Equipment Corp. ........................  1.3
Donnelley (R.R.) & Sons Co. ....................  1.2
Aluminum Co. of America ........................  1.1
Dow Chemical Co. ...............................  1.1
Amerada Hess Corp. .............................  1.0

--------------------------------------------------------------------------------
      S.E.C. yield for the 30 day period ended December 31, 1996 **...... 3.56%

** An annualization of the Fund's total net investment income for the 30 day period ended on the last day of the month.

================================================================================

                               D O D G E & C O X

================================================================================

                                 Balanced Fund



     Portfolio of Investments                                  December 31, 1996
     ---------------------------------------------------------------------------

COMMON STOCKS: 54.3%

      SHARES                                                     MARKET VALUE
     CONSUMER: 13.3%
        549,700  Bausch & Lomb Inc. ......................       $ 19,239,500
         90,300  CVS Corp. ...............................          3,736,162
      1,493,800  Dayton-Hudson Corp. .....................         58,631,650
        815,000  Dillard Department Stores, Inc. Class A .         25,163,125
        303,000  Fleming Cos., Inc. ......................          5,226,750
        103,903  Footstar, Inc.+ .........................          2,584,587
        890,000  Ford Motor Co. ..........................         28,368,750
        596,700  Fruit of the Loom, Inc.+ ................         22,600,013
      1,008,000  General Motors Corp. ....................         56,196,000
        390,000  Genuine Parts Co. .......................         17,355,000
        620,000  James River Corp. of Virginia ...........         20,537,500
      2,710,000  Kmart Corp.+ ............................         28,116,250
      1,032,800  Masco Corp. .............................         37,180,800
        855,000  Nordstrom, Inc. .........................         30,299,063
        181,500  Procter & Gamble Co. ....................         19,511,250
        474,000  Sony Corp. ADR ..........................         31,106,250
        151,000  Unilever NV .............................         26,462,750
        340,200  VF Corp. ................................         22,963,500
        591,700  Whirlpool Corp. .........................         27,588,013
                                                                 ------------
                                                                  482,866,913
     FINANCE: 10.5%
        941,000  American Express Co. ....................         53,166,500
        180,500  American International Group, Inc. ......         19,539,125
        337,000  BankAmerica Corp. .......................         33,615,750
        659,500  Barnett Banks, Inc. .....................         27,121,937
        613,000  Chubb Corp. .............................         32,948,750
        475,000  Citicorp ................................         48,925,000
        127,000  General Re Corp. ........................         20,034,250
        579,000  Golden West Financial Corp. .............         36,549,375
         62,600  Lehman Brothers Holdings, Inc. ..........          1,964,075
        278,000  Morgan (J.P.) & Co. .....................         27,139,750
        518,000  Norwest Corp. ...........................         22,533,000
        370,500  Republic New York Corp. .................         30,242,063
        479,500  The St. Paul Cos., Inc. .................         28,110,688
                                                                 ------------
                                                                  381,890,263
     ELECTRONICS AND COMPUTERS: 6.8%
      1,277,000  Digital Equipment Corp.+ ................         46,450,875
        648,000  Hewlett-Packard Co. .....................         32,562,000
        371,000  International Business Machines Corp. ...         56,021,000
        495,800  Motorola, Inc. ..........................         30,429,725
        945,000  National Semiconductor Corp.+ ...........         23,034,375
        666,600  Sybase, Inc.+ ...........................         11,123,887
      1,120,000  Tandem Computers, Inc.+ .................         15,400,000
        480,000  Texas Instruments, Inc. .................         30,600,000
                                                                 ------------
                                                                  245,621,862
     BASIC INDUSTRY: 5.7%
        626,000  Aluminum Co. of America .................         39,907,500
        600,000  Boise Cascade Corp. .....................         19,050,000
        603,000  Champion International Corp. ............         26,079,750
         35,500  Crown Vantage, Inc.+ ....................            299,531

                See accompanying Notes to Financial Statements

================================================================================

                               D O D G E & C O X

================================================================================

                                 Balanced Fund



     Portfolio of Investments                         December 31, 1996
     ------------------------------------------------------------------

COMMON STOCKS: (Continued)

     SHARES                                                MARKET VALUE
 BASIC INDUSTRY (continued)
     488,000  Dow Chemical Co. .....................       $ 38,247,000
     768,000  International Paper Co. ..............         31,008,000
     290,000  Lubrizol Corp. .......................          8,990,000
     505,700  Nalco Chemical Co. ...................         18,268,412
     564,000  Weyerhaeuser Co. .....................         26,719,500
                                                           ------------
                                                            208,569,693
 ENERGY: 5.0%
     644,200  Amerada Hess Corp. ...................         37,283,075
     155,000  Amoco Corp. ..........................         12,477,500
     351,000  Chevron Corp. ........................         22,815,000
      20,000  Exxon Corp. ..........................          1,960,000
     254,000  Halliburton Co. ......................         15,303,500
      20,000  Mobil Corp. ..........................          2,445,000
     670,000  Phillips Petroleum Co. ...............         29,647,500
     153,000  Royal Dutch Petroleum Co. ............         26,124,750
     655,085  Union Pacific Resources Group, Inc. ..         19,161,236
     205,000  Western Atlas, Inc.+ .................         14,529,375
                                                           ------------
                                                            181,746,936
 BUSINESS PRODUCTS AND SERVICES: 3.3%
   1,390,000  Donnelley (R.R.) & Sons Co. ..........         43,611,250
     575,650  Dow Jones & Co. ......................         19,500,144
     823,800  Federal Express Corp.+ ...............         36,659,100
     376,000  Xerox Corp. ..........................         19,787,000
                                                           ------------
                                                            119,557,494
 PUBLIC UTILITIES: 3.0%
     566,500  BCE, Inc. ............................         27,050,375
     600,000  Edison International .................         11,925,000
     277,800  FPL Group, Inc. ......................         12,778,800
     652,400  Pacific Enterprises ..................         19,816,650
     486,000  Texas Utilities Co. ..................         19,804,500
   1,061,300  TransCanada PipeLines Ltd. ...........         18,572,750
                                                           ------------
                                                            109,948,075
 CAPITAL EQUIPMENT: 1.7%
     400,000  Caterpillar, Inc. ....................         30,100,000
     739,000  Deere & Co. ..........................         30,021,875
                                                           ------------
                                                             60,121,875
 DIVERSIFIED TECHNOLOGY: 1.6%
     575,000  Corning, Inc. ........................         26,593,750
     146,000  Minnesota Mining & Manufacturing Co. .         12,099,750
     246,500  Raychem Corp. ........................         19,750,812
                                                           ------------
                                                             58,444,312
 TRANSPORTATION: 1.5%
     960,000  Canadian Pacific Ltd. ................         25,440,000
     496,000  Union Pacific Corp. ..................         29,822,000
                                                           ------------
                                                             55,262,000
 PHARMACEUTICAL AND HEALTH: 1.3%
     770,000  Pharmacia & Upjohn, Inc. .............         30,511,250
     235,000  SmithKline Beecham plc ADR ...........         15,980,000
                                                           ------------
                                                             46,491,250

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X

================================================================================

                                 Balanced Fund


       Portfolio of Investments                                                              December 31, 1996
       -------------------------------------------------------------------------------------------------------

COMMON STOCKS (Continued)

        SHARES                                                                                    MARKET VALUE
     MISCELLANEOUS: 0.6%
       504,100   Meditrust ................................................................     $   20,164,000
                                                                                                --------------
                        Total Common Stocks (cost $1,497,129,533) .........................      1,970,684,673
                                                                                                --------------

PREFERRED STOCK, 0.1%

     CONSUMER: 0.1%
        61,500   Kmart Financing I, 7 3/4% Trust Convertible Preferred ....................          2,998,125
                                                                                                --------------
                        Total Preferred Stocks (cost $3,075,000) ..........................          2,998,125
                                                                                                --------------
BONDS, 36.3%

       PAR VALUE
     U.S. TREASURY: 8.8%
      $38,500,000  U.S. Treasury Notes, 6%, 1997 ..........................................         38,620,120
        7,500,000  U.S. Treasury Notes, 6 3/4%, 1997 ......................................          7,517,550
        2,750,000  U.S. Treasury Notes, 6 7/8%, 1997 ......................................          2,759,872
       63,100,000  U.S. Treasury Notes, 5 1/8%, 1998 ......................................         62,262,032
       28,500,000  U.S. Treasury Notes, 5 1/4%, 1998 ......................................         28,264,020
       14,000,000  U.S. Treasury Notes, 7 1/8%, 1998 ......................................         14,297,500
       50,000,000  U.S. Treasury Notes, 7 7/8%, 1998 ......................................         51,109,500
       13,000,000  U.S. Treasury Notes, 6 1/4%, 2001 ......................................         13,012,220
       73,000,000  U.S. Treasury Notes, 6 1/4%, 2003 ......................................         72,908,750
       14,250,000  U.S. Treasury Bonds, 14%, 2011, Callable 2006 ..........................         21,911,655
        5,000,000  U.S. Treasury Bonds, 7 1/2%, 2016 ......................................          5,412,500
                                                                                                  ------------
                                                                                                   318,075,719
     FEDERAL AGENCY: 0.2%
        5,000,000  Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9 3/4%, 2014 ............          6,048,950

     FEDERAL AGENCY MORTGAGE PASS-THROUGH, CMO* AND REMIC**: 15.0%
        1,665,713  Federal Home Loan Mtge. Corp. Group 25-6637, 8%, 2002 ..................          1,704,958
        1,404,932  Federal Home Loan Mtge. Corp. Group D26241, 6 1/2%, 2006 ...............          1,396,291
          338,716  Federal Home Loan Mtge. Corp. Group 18-0233, 7%, 2006 ..................            338,442
          944,123  Federal Home Loan Mtge. Corp. Group 25-0921, 7 1/2%, 2006 ..............            955,830
       37,162,792  Federal Home Loan Mtge. Corp. Group E00210 15 year, 7%, 2008 ...........         37,371,647
          317,417  Federal Home Loan Mtge. Corp. Group 18-5719, 7 1/4%, 2008 ..............            321,201
          649,448  Federal Home Loan Mtge. Corp. Group 27-2784, 7 1/4%, 2008 ..............            657,450
          351,604  Federal Home Loan Mtge. Corp. Group 25-3827, 7 1/2%, 2008 ..............            356,428
        1,333,561  Federal Home Loan Mtge. Corp. Group 18-0468, 8%, 2008 ..................          1,378,982
        1,188,553  Federal Home Loan Mtge. Corp. Group D10211, 7 1/2%, 2009 ...............          1,216,567
        9,296,239  Federal Home Loan Mtge. Corp. Group 55-5062, 8%, 2010 ..................          9,587,119
        1,432,077  Federal Home Loan Mtge. Corp. Group 30-9878, 8 3/4%, 2010 ..............          1,501,289
          425,654  Federal Home Loan Mtge. Corp. Group 27-3014, 8 1/4%, 2011 ..............            440,037
          504,732  Federal Home Loan Mtge. Corp. Group 27-2785, 7 3/4%, 2012 ..............            516,074
        1,642,613  Federal Home Loan Mtge. Corp. Group 55-5098, 8 1/4%, 2017 ..............          1,698,117
       12,521,631  Federal Home Loan Mtge. Corp. Group D64097, 8 1/2%, 2023 ...............         13,140,575
       16,200,000  Federal Home Loan Mtge. Corp. Multi PC Series 1301-E, 7%, 2005 .........         16,437,816
       36,500,000  Federal Home Loan Mtge. Corp. Multi PC Series 1883-B, 6 3/4%, 2006 .....         36,504,380
       10,000,000  Federal Home Loan Mtge. Corp. Multi PC Series 1216-GA, 7%, 2006 ........         10,100,000
       15,000,000  Federal Home Loan Mtge. Corp. Multi PC Series 1458-H, 7%, 2006 .........         15,210,900
        5,934,000  Federal Home Loan Mtge. Corp. Multi PC Series 1203-H, 6%, 2007 .........          5,696,640
       11,500,000  Federal Home Loan Mtge. Corp. Multi PC Series 1450-H, 6 1/2%, 2007 .....         11,320,255
       16,000,000  Federal Home Loan Mtge. Corp. Multi PC Series 1693-H, 6%, 2008 .........         15,209,920
       12,850,000  Federal Home Loan Mtge. Corp. Multi PC Series 1512-I, 6 1/2%, 2008 .....         12,604,951
       10,000,000  Federal Home Loan Mtge. Corp. Multi PC Series 1539-PL, 6 1/2%, 2008 ....          9,837,500

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X

================================================================================

                                 Balanced Fund



       Portfolio of Investments                                                              December 31, 1996
       -------------------------------------------------------------------------------------------------------

BONDS (Continued)

          PAR VALUE                                                                               MARKET VALUE
       FEDERAL AGENCY MORTGAGE PASS-THROUGH, CMO* AND REMIC** (continued)
       $17,000,000  Federal Home Loan Mtge. Corp. Multi PC Series 1564-H, 6 1/2%, 2008 ........   $ 16,675,810
        18,309,000  Federal Home Loan Mtge. Corp. Multi PC Series 1473-HA, 7%, 2008 ...........     18,463,345
        16,507,000  Federal Home Loan Mtge. Corp. Multi PC Series 1628-PJ, 6 1/2%, 2022 .......     15,764,185
           906,546  Federal Natl. Mtge. Assn. MBS Pool 55690, 8 1/2%, 2002 ....................        943,678
         1,069,633  Federal Natl. Mtge. Assn. MBS Pool 22354, 6 1/2%, 2004 ....................      1,058,499
         4,678,714  Federal Natl. Mtge. Assn. MBS Pool 70992 15 year, 7 1/2%, 2006 ............      4,757,082
        12,536,693  Federal Natl. Mtge. Assn. MBS Pool 44047, 7%, 2007 ........................     12,632,473
        30,094,765  Federal Natl. Mtge. Assn. MBS Pool 362446 15 year, 7%, 2007 ...............     30,226,279
         7,058,339  Federal Natl. Mtge. Assn. MBS Pool 70255, 7 1/2%, 2007 ....................      7,222,869
        27,597,635  Federal Natl. Mtge. Assn. MBS Pool 351632 15 year, 8%, 2008 ...............     28,442,674
         7,945,143  Federal Natl. Mtge. Assn. MBS Pool 107047, 8%, 2009 .......................      8,227,910
         2,055,657  Federal Natl. Mtge. Assn. MBS Pool 169231, 7 1/2%, 2010 ...................      2,095,516
         4,771,937  Federal Natl. Mtge. Assn. MBS Pool 224484, 7 1/2%, 2011 ...................      4,870,716
         6,387,588  Federal Natl. Mtge. Assn. MBS Pool 124668, 7 1/2%, 2019 ...................      6,544,850
         9,612,696  Federal Natl. Mtge. Assn. PC 1993-234 PA, 5%, 2004 ........................      9,474,465
        21,840,000  Federal Natl. Mtge. Assn. PC 1992-4 H, 7 1/2%, 2007 .......................     22,536,041
        15,475,000  Federal Natl. Mtge. Assn. PC 1994-33 H, 6%, 2009 ..........................     14,676,954
        12,066,453  Federal Natl. Mtge. Assn. PC G1993-39 A, 5.70%, 2016 ......................     11,655,349
        13,730,000  Federal Natl. Mtge. Assn. PC G1994-13 J, 7%, 2022 .........................     13,618,375
        19,500,000  Federal Natl. Mtge. Assn. PC 1993-185 PE, 6 1/2%, 2023 ....................     18,531,045
        10,786,973  Federal Natl. Mtge. Assn. SMBS L-1, 5%, 2006 ..............................     10,200,917
         1,345,143  Federal Natl. Mtge. Assn. SMBS I-1, 6 1/2%, 2009 ..........................      1,331,395
        24,328,408  Govt. Natl. Mtge. Assn. Pool 780258, 7 1/2%, 2007 .........................     24,785,782
            19,741  FSF Finance Corp. 1985-1-D, 9 1/4%, 2016 ..................................         19,895
        13,352,000  Veterans Affairs Vendee Mtge. Trust 1994-2 3C, 6 1/2%, 2009 ...............     13,197,517
        20,929,940  Veterans Affairs Vendee Mtge. Trust 1996-2 1C, 6 3/4%, 2014 ...............     20,720,641
         7,982,303  Veterans Affairs Vendee Mtge. Trust 1995-1A 1, 7.20806%, 2025 .............      7,837,583
        11,079,076  Veterans Affairs Vendee Mtge. Trust 1995-2C 3A, 8.7925%, 2025 .............     11,736,840
                                                                                                  ------------
                                                                                                   543,752,054
       INDUSTRIAL: 6.1%
        10,400,000  Dayton-Hudson Corp. Debentures 9%, 2021 ...................................     11,866,088
         6,450,000  Dayton-Hudson Corp. Debentures 9.70%, 2021 ................................      7,849,585
         2,000,000  Dayton-Hudson Corp. Debentures 8.80%, 2022 ................................      2,254,760
        14,600,000  Dayton-Hudson Corp. MTN 9.35%, 2020, Putable 1997 .........................     17,171,644
         8,000,000  Ford Holdings, Inc. Debentures 9 3/8%, 2020 ...............................      9,631,760
        20,000,000  Ford Motor Co. Debentures 9.95%, 2032 .....................................     25,904,400
        14,250,000  General Motors Corp. Debentures 7.70%, 2016 ...............................     14,737,778
        15,000,000  Lockheed Martin Corp. Debentures 7.65%, 2016 ..............................     15,516,150
        23,575,000  Lockheed Martin Corp. Debentures 7 3/4%, 2026 .............................     24,486,881
        14,000,000  May Department Stores Debentures 8 1/8%, 2035, Callable 2015 ..............     14,555,380
        12,500,000  May Department Stores Debentures 7 7/8%, 2036, Callable 2016 ..............     12,701,250
         5,750,000  May Department Stores Debentures 7 5/8%, 2013 .............................      5,914,565
         6,375,000  Ralston Purina Debentures 7 3/4%, 2015 ....................................      6,537,307
        28,000,000  Time Warner Entertainment Senior Debentures 8 3/8%, 2033 ..................     28,100,520
         3,450,000  Union Camp Corp. Debentures 9 1/4%, 2011 ..................................      4,078,314
        20,000,000  Walt Disney Co. Debentures 7.55%, 2093 ....................................     20,205,000
                                                                                                  ------------
                                                                                                   221,511,382
       FINANCE: 4.1%
         2,000,000  Barclays North American Capital Corp. Notes 9 3/4%, 2021, Callable 2001 ...      2,279,280
         1,800,000  CIGNA Corp. Notes 7.65%, 2023 .............................................      1,771,146

                 See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                 Balanced Fund



Portfolio of Investments                                                                         December 31, 1996
------------------------------------------------------------------------------------------------------------------

BONDS
(continued)

PAR VALUE                                                                                             MARKET VALUE
FINANCE(continued)
$ 4,400,000       CIGNA Corp. Notes 8.30%, 2023................................................       $   4,621,540
 12,750,000       Citicorp Capital Trust I, 7.93%, 2027, Callable 2007.........................          12,882,983
  3,100,000       First Nationwide Bank Subordinated Debentures 10%, 2006......................           3,565,403
  5,000,000       General Electric Capital Debentures 8 3/4%, 2007.............................           5,667,900
 12,250,000       General Electric Capital Debentures 8 1/2%, 2008.............................          13,769,245
 19,290,000       GMAC Put Notes 8 7/8%, 2010, Putable 2000/2005...............................          22,322,774
  5,100,000       Golden West Financial Subordinated Notes 6.70%, 2002.........................           5,081,589
  3,000,000       Golden West Financial Subordinated Notes 7 1/4%, 2002........................           3,052,080
  9,075,000       Golden West Financial Subordinated Notes 6%, 2003............................           8,636,405
  6,215,000       ITT Hartford Group Notes 8.30%, 2001.........................................           6,597,720
 11,000,000       ITT Hartford Group Notes 6 3/8%, 2002........................................          10,720,710
 12,000,000       J.P. Morgan Capital Trust I, 7.54%, 2027, Callable 2007......................          11,727,480
 14,400,000       Norwest Corp. MTN 6.20%, 2005................................................          13,670,496
  3,055,000       Norwest Corp. MTN 6 1/2%, 2005...............................................           2,964,175
 15,875,000       Norwest Corp. MTN 6 3/4%, 2006...............................................          15,640,844
  5,500,000       Norwest Corp. Subordinated Debentures 6.65%, 2023............................           5,012,865
                                                                                                      -------------
                                                                                                        149,984,635
CANADIAN: 1.0%
  8,750,000       Canadian Pacific Ltd. Debentures 9.45%, 2021.................................          10,325,000
  7,550,000       Hydro-Quebec Debentures 7 1/2%, 2016.........................................           7,630,860
 18,000,000       Hydro-Quebec Debentures 8.40%, 2022..........................................          19,658,700
                                                                                                      -------------
                                                                                                         37,614,560
INTERNATIONAL AGENCY: 0.7%
  7,200,000       European Investment Bank Notes 10 1/8%, 2000.................................           8,086,392
 18,815,000       Inter-American Development Bank Debentures 7 1/8%, 2023, Callable 2003.......          18,126,559
                                                                                                      -------------
                                                                                                         26,212,951
TRANSPORTATION: 0.4%
  8,294,483       Consolidated Rail Corp. 95-A Pass Through Trust 6.76%, 2015.................            8,160,776
  5,000,000       Consolidated Rail Corp. Debentures 9 3/4%, 2020.............................            6,146,650
                                                                                                      -------------
                                                                                                         14,307,426
PUBLIC UTILITIES: 0.0%
    750,000       Idaho Power Co. 1st Mortgage Bonds 9 1/2%, 2021, Callable 2001...............             842,100
                                                                                                      -------------
                        Total Bonds  (cost $1,301,890,470).....................................       1,318,349,777
                                                                                                      -------------
SHORT TERM
INVESTMENTS: 2.8%
 22,536,610       General Mills, Inc., Variable Demand Note 5.50%, 1997........................          22,536,610
 22,701,379       Pitney Bowes Credit Corp., Variable Demand Note 5.51%, 1997..................          22,701,379
 24,993,204       Sara Lee Corp., Variable Demand Note 5.49%, 1997.............................          24,993,204
 27,804,491       Southwestern Bell Telephone Co., Variable Demand Note 5.49%, 1997............          27,804,491
  3,640,329       Warner Lambert Co., Variable Demand Note 5.48%, 1997.........................           3,640,329
    804,000       Wisconsin Electric Power Corp., Variable Demand Note 5.55%, 1997.............             804,000
                                                                                                      -------------
                        Total Short-Term Investments (cost $102,480,013).......................         102,480,013
                                                                                                      -------------
          TOTAL INVESTMENTS (cost $2,904,575,016)..................    93.5%                          3,394,512,588
          OTHER ASSETS LESS LIABILITIES............................     6.5                             235,314,301
                                                                      ------                         --------------
          TOTAL NET ASSETS.........................................   100.0%                         $3,629,826,889
                                                                      ======                         ==============

             + Non-income producing
             * CMO: Collateralized Mortgage Obligation
            ** REMIC: Real Estatc Mortgage Investment Conduit

                See accompanying Notes to Financial Statements
================================================================================

                               D O D G E & C O X
================================================================================
                                 Balanced Fund


Statement of Assets and Liabilities                                                        December 31, 1996
------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (identified cost $2,904,575,016) at market quotations........................     $3,394,512,588
Cash.....................................................................................        288,914,568
Dividends receivable and interest accrued................................................         22,420,850
Receivable for investments sold..........................................................            358,826
Prepaid expenses.........................................................................             37,322
                                                                                              --------------
                                                                                               3,706,244,154
                                                                                              --------------
LIABILITIES:
Payable for Fund shares redeemed.........................................................         10,045,518
Payable for investments purchased........................................................         66,102,739
Accounts payable.........................................................................            269,008
                                                                                              --------------
                                                                                                  76,417,265
                                                                                              --------------
    NET ASSETS...........................................................................     $3,629,826,889
                                                                                              ==============
NET ASSETS CONSIST OF:
Paid in capital..........................................................................     $3,124,797,654
Accumulated undistributed net investment income..........................................            589,968
Accumulated undistributed net realized gain on investments...............................         14,501,695
Net unrealized appreciation on investments...............................................        489,937,572
                                                                                              --------------
                                                                                              $3,629,826,889
                                                                                              ==============
Net asset value
per share $59.82

Beneficial
shares outstanding
60,681,531
(par value $1.00 each,
unlimited shares
authorized)

Statement of Operations                                                         Year Ended December 31, 1996
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends................................................................................     $   32,414,073
Interest.................................................................................         77,254,885
                                                                                              --------------
                                                                                                 109,668,958
                                                                                              --------------
EXPENSES:
Management fees (Note 2).................................................................         13,196,680
Custodian fees...........................................................................            267,511
Transfer agent fees......................................................................            617,969
Accounting and audit fees................................................................             60,010
Legal fees...............................................................................              2,134
Shareholder reports......................................................................            158,048
S.E.C. and state registration fees.......................................................            396,604
Trustees' fees...........................................................................             10,000
Miscellaneous............................................................................             68,898
                                                                                              --------------
                                                                                                  14,777,854
                                                                                              --------------
NET INVESTMENT INCOME....................................................................         94,891,104
                                                                                              --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments.......................................................         46,644,856
  Change in unrealized appreciation of investments.......................................        238,328,655
                                                                                              --------------
     Net realized and unrealized gain on investments.....................................        284,973,511
                                                                                              --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..............................................................       $379,864,615
                                                                                              ==============

                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


Statement of Changes in Net Assets                      Year Ended December 31,
-------------------------------------------------------------------------------
                                                         1996              1995
OPERATIONS:
Net investment income.......................   $   94,891,104    $   48,728,457
Net realized gain...........................       46,644,856        40,099,262
Net change in unrealized appreciation.......      238,328,655       202,379,528
                                               --------------    --------------
Net increase in net assets from operations..      379,864,615       291,207,247
                                               --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................      (94,929,171)      (48,423,029)
Net realized gain...........................      (36,143,876)      (37,087,374)
                                               --------------    --------------
Total distributions to shareholders.........     (131,073,047)      (85,510,403)
                                               --------------    --------------

BENEFICIAL SHARE TRANSACTIONS:
Amounts received from sale of shares........    1,888,815,434       950,177,869
Net asset value of shares issued in
reinvestment of distributions...............      126,272,384        81,994,507
                                               --------------    --------------
                                                2,015,087,818     1,032,172,376
Amounts paid for shares redeemed............     (434,353,361)     (162,839,963)
                                               --------------    --------------
Net increase from beneficial
share transactions..........................    1,580,734,457       869,332,413
                                               --------------    --------------
Total increase in net assets................    1,829,526,025     1,075,029,257

NET ASSETS:
Beginning of year...........................    1,800,300,864       725,271,607
                                               --------------    --------------
End of year (including undistributed net
investment income of $589,968 and $628,035,
respectively)...............................   $3,629,826,889    $1,800,300,864
                                               ==============    ==============

Shares sold.................................       33,113,538        18,517,367
Shares issued in reinvestment
of distributions............................        2,190,482         1,549,186
Shares redeemed.............................       (7,595,736)       (3,134,045)
                                               --------------    --------------
Net increase in shares outstanding..........       27,708,284        16,932,508
                                               ==============    ==============

                See accompanying Notes to Financial Statements
================================================================================

                                  DODGE & COX
================================================================================
                                 Balanced Fund

             Notes to Financial Statements
             -------------------------------------------------------------------


1 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund consistently follows accounting policies which are in conformity with generally accepted accounting principles for investment companies. Significant policies are: (a) Securities are stated at market value based on latest quoted prices; (b) Security transactions are accounted for on the trade date in the financial statements; (c) Gains and losses on securities sold are determined on the basis of identified cost; (d) Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date; (f) No provision for Federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

             The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

2 Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average weekly net asset value to Dodge & Cox, a corporation and manager of the Fund. All officers and three of the trustees of the Fund are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each meeting of the Board of Trustees attended. The Fund does not pay any other remuneration to its officers or trustees.

3 For the year ended December 31, 1996, purchases and sales of securities, other than short-term securities, aggregated $1,728,516,735 and $426,732,299, respectively, of which U.S.
             government obligations aggregated $653,642,897 and $222,993,364, respectively. At December 31, 1996, the cost of investments for Federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $489,937,571, of which $516,900,423 represented appreciated securities and $26,962,851 represented depreciated securities.

================================================================================

                                  DODGE & COX
================================================================================
                                 Balanced Fund


             Report of Independent Accountants
             -------------------------------------------------------------------

             To the Trustees and Shareholders of Dodge & Cox Balanced Fund

             In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Balanced Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



             PRICE WATERHOUSE LLP
             San Francisco, California

             January 24, 1997



             -------------------------------------------------------------------
             Special 1996 Tax Information (unaudited)

             Corporate shareholders should note that for the year ended December 31, 1996, a total of 28% of the Fund's ordinary income distributions qualified for the corporate dividends received deduction.

================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


      Officers and Trustees
      --------------------------------------------------------------------------

      Harry R. Hagey, Chairman and Trustee
      Chairman & CEO, Dodge & Cox

      A. Horton Shapiro, Vice-Chairman and Trustee
      Senior Vice-President, Dodge & Cox

      Kenneth E. Olivier, Assistant Secretary and Trustee
      Senior Vice-President, Dodge & Cox

      Max Gutierrez, Jr., Trustee
      Partner, Brobeck, Phleger & Harrison, Attorneys

      Frank H. Roberts, Trustee
      Retired Partner, Pillsbury, Madison & Sutro, Attorneys

      John B. Taylor, Trustee
      Professor of Economics, Stanford University

      Will C. Wood, Trustee
      Principal, Kentwood Associates, Financial Advisers

      W. Timothy Ryan, Secretary
      Senior Vice-President, Dodge & Cox

      Thomas M. Mistele, Assistant Secretary
      General Counsel, Dodge &Cox

      E. Morris Cox, Honorary Trustee
      --------------------------------------------------------------------------


      MANAGERS
      Dodge & Cox
      One Sansome Street, 35th Floor
      San Francisco, California 94104
      Telephone (415) 981-1710

      CUSTODIAN & TRANSFER AGENT
      Firstar Trust Company
      P. O. Box 701
      Milwaukee, Wisconsin 53201-0701
      Telephone (800) 621-3979

      INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      San Francisco, California

      LEGAL COUNSEL
      Heller, Ehrman, White & McAuliffe
      San Francisco, California

================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


                 General Information
                 ---------------------------------------------------------------

Dodge & Cox      The Fund is a no-load mutual fund with the objectives of
Balanced Fund    providing shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks, preferred stocks and bonds.

Investment       Since 1930, Dodge & Cox has been providing professional
Manager          investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions.
                 In addition, Dodge & Cox manages the Dodge & Cox Stock Fund and the Dodge & Cox Income Fund. Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities.

No Sales Charge  There are no commissions on the purchase or redemption of shares of the Fund.

Gifts Dodge & Cox Balanced Fund shares provide a convenient method for making gifts to children and to other family members. Fund shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic        Shareholders may make regular monthly or quarterly investments
Investment Plan  of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan  Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment     Shareholders may direct that dividend and capital gains
Plan             distributions be reinvested in additional Fund shares.

                 The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has available an Individual Retirement Plan (IRA) for shareholders of the Fund.


                 Fund literature and details on all of these Plans are available from the Fund upon request.


                 Dodge & Cox Balanced Fund
                 c/o Firstar Trust Company
                 P.O. Box 701
                 Milwaukee, Wisconsin 53201-0701
                 Telephone (800) 621-3979

================================================================================